UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2006

SES SOLAR INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-49891

(Commission File Number)

33-0860242

(IRS Employer Identification No.)

#1400-1500 West Georgia Street, Vancouver, British Columbia, V6G 2Z6

(Address of principal executive offices and Zip Code)

(604) 684-3027

Registrant's telephone number, including area code

Solar Energy Sources Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 5, 2006, our company issued a news release reporting that, on August 31, 2006, it entered into a share exchange agreement (the “Agreement”) with Société d'Energie Solaire S.A. (“Solaire”), a private Swiss corporation, and its shareholders, whereby Solaire would become a wholly-owned subsidiary of SES upon the closing of the Agreement.

A copy of the Agreement was filed on Form 8-K with the United States Securities and Exchange Commission on September 1, 2006.

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Item 9.01 Financial Statements and Exhibits.

99.1 News Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SES SOLAR INC.

/s/ John Veltheer

By: John Veltheer, President

September 5, 2006

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